3
                      OPPENHEIMER MULTIPLE STRATEGIES FUND
                  Supplement dated September 25, 1998 to the
          Statement of Additional Information dated January 23, 1998

The supplement dated August 21, 1998 to the Statement of Additional Information is replaced by this supplement.

1. The following is added directly above the paragraph titled "Loans of Portfolio Securities" on page 11.

      - Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect: o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values. o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund. o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

2. The following is added after the  biography of Richard H.  Rubinstein on page
27:

      David P. Negri, Vice President and Portfolio Manager; Age: 44 Senior Vice President of the Manager (since May, 1998); previously Vice President of the Manager (June 1989 to May, 1998); an officer of other Oppenheimer funds.

      George Evans, Vice President and Portfolio Manager; Age: 39 Vice President of the Manager (since September 1990) and HarbourView Asset Management Corporation (since July 1994); an officer of other Oppenheimer funds.
                                                                          [over]

      Michael S. Levine, Vice President and Portfolio Manager; Age: 33 Vice President of the Manager (since June 1998); previously an Assistant Vice President of the Manager (April 1996 to June 1998) and an Analyst for the Manager; formerly portfolio manager and research associate for Amas Securities, Inc., before which he was an analyst for Shearson Lehman Hutton Inc.

3. The text under the caption APortfolio Management@ on page 30 is deleted and replaced with the following:

      The portfolio mangers of the Fund are Richard H. Rubinstein, David P. Negri, George Evans and Michael S. Levine. In August, 1998, Messrs.
      Negri, Evans and Levine joined Mr. Rubinstein as the persons primarily responsible for the day-to-day management of the Fund's portfolio, with Mr. Rubinstein having had this responsibility since June, 1990. Messrs. Rubinstein and Negri are Senior Vice Presidents of the Manager, and Messrs. Evans and Levine are Vice Presidents of the Manager. Each also serves as an officer and portfolio manager of other Oppenheimer funds.

4. The third sentence of the fourth paragraph in the section entitled AHow To Exchange Shares@ on page 51 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).
September 25, 1998                                                  PX0240.007